Exhibit 10.1

IMAGE ENTERTAINMENT, INC.
20525 Nordhoff Street, Suite 200
Chatsworth, California 91311

December 24, 2009

JH Partners, LLC
451 Jackson St.
San Francisco, CA 94111

Attention: Patrick M. Collins

Ladies and Gentlemen:

Reference is made to the Securities Purchase Agreement dated December 21, 2009 by and among Image Entertainment, Inc., JH Partners, LLC, as the Investor Representative, and the several Investors listed on Schedule 1 thereto (the “Purchase Agreement”).

This letter confirms the parties’ agreement to amend Section 12.15(e) of the Purchase Agreement by changing the date used in such clause from “December 24, 2009” to “December 29, 2009,” effective immediately.

On and after the date hereof, each reference in the Purchase Agreement to the “Agreement” shall mean the Purchase Agreement as amended hereby. Except as specifically amended above, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

Please acknowledge that this is your understanding by executing this letter in the space indicated below and returning it to the undersigned.

IMAGE ENTERTAINMENT, INC.

By:  /s/ Jeff M. Framer
Name: Jeff M. Framer
Title: President and CFO

Acknowledged and agreed this
24th day of December, 2009:

JH PARTNERS, LLC

By:	/s/ John Hansen

Name: John Hansen Title:
cc:	David J. Katz, Esq. Perkins Coie LLP
Robert E. Burwell Latham & Watkins LLP